Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906(A) OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, being the Chief Executive Officer of Furmanite Corporation (the “Company”), hereby certifies that, to his knowledge, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, filed with the United States Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHARLES R. COX
Charles R. Cox
Chief Executive Officer

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-Q. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 7, 2012

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